Guidance ï Vision ï Experience	American Beacon Treasury Inflation Protected Securities Fund	Ticker Symbol: C Class: ATSCX

SUMMARY PROSPECTUS	SEPTEMBER 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated September 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is inflation protection and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge load[1] (as a percentage of the lower of original offering price or redemption proceeds)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.11%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.50%
Acquired Fund Fees and Expenses	0.00%

Total annual fund operating expenses	1.61%

[1]	The CDSC is eliminated 12 months after purchase.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
C Class	$264	$508	$876	$1,911

Assuming no redemption of shares:

	1 year	3 years	5 years	10 years
C Class	$164	$508	$876	$1,911

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 180% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Up to 20% of the Fund’s assets may be invested in the Short Term Investment Fund, which has been selected by American Beacon for this purpose. Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between three and twenty years.

Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and/or principal payments are adjusted in order to provide a total return exceeding inflation over the long term.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among two sub-advisors.

One sub-advisor uses strategic (top-down) and tactical (bottom-up) analyses to determine a strategy whose goal is to outperform the Fund’s benchmark. The other sub-advisor’s investment process combines top down cyclical macroeconomic analysis with bottom-up relative value analysis. The sub-advisor’s top-down research contributes 60%-70% of the value added and drives duration and yield curve strategies. The remaining 30%-40% of the value added is generated by the sub-advisor’s bottom-up issue selection focusing on the issue’s theoretical fair value, seasonality impacts and supply/demand.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by

Summary Prospectus ï September 1, 2010	American Beacon Treasury Inflation Protected Securities Fund

investing in the Fund. The principal risks of investing in the Fund are:

Interest Rate Risk
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Income Risk
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Deflation Risk
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Derivatives Risk
The Fund may use derivatives, including options and futures contracts. Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case.

Foreign Investing Risk
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. In the chart and table below performance results before March 1, 2009 are for the Institutional Class.

The Fund began offering C Class shares on September 1, 2010. In the chart and table below, performance results are for the Investor Class of the Fund, which would have similar annual returns to C Class shares because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the C Class shares of the Fund would have realized had they existed during the same time period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns would be less than those shown.

Summary Prospectus ï September 1, 2010	American Beacon Treasury Inflation Protected Securities Fund

Calendar year total returns for Investor Class shares

The Fund’s calendar year-to-date total return as of June 30, 2010 was 2.86%.

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/09)	(1st Quarter 2008)
Lowest Quarterly Return:	-4.82%
(1/1/05 through 12/31/09)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class			Since
Investor Class	3/1/2009	1 Year	5 Years	Inception
Return Before Taxes		10.64%	4.40%	4.72%
Return After Taxes on Distributions[1]		10.46%	2.85%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares		6.92%	2.84%	3.11%

			Since
Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Barclays Capital 1-10 Yr. U.S. TIPS Index	12.02%	4.74%	5.21%
Lipper TIPS Funds Index	11.75%	3.99%	4.88%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

►	NISA Investment Advisors, LLC

►	Standish Mellon Asset Management Company LLC

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception (2004)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Kirk L. Brown Sr. Portfolio Manager	Since Fund Inception (2004)

NISA Investment Advisors, LLC
Dr. Jess Yawitz Chairman, CEO	Since Fund Inception (2004)
Dr. William Marshall President	Since Fund Inception (2004)
Anthony Pope Director (Fixed Income), Investment Officer	Since Fund Inception (2004)

Standish Mellon Asset Management Company LLC
Robert Bayston Director, Sr. Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange C Class shares through your financial intermediary, or by calling 1-800-658-5811, by writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. The minimum initial purchase into the Fund is $2,500 for C Class shares. The minimum subsequent investment is $50 if the investment is made by check or exchange and $500 if the investment is made by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï September 1, 2010	American Beacon Treasury Inflation Protected Securities Fund

Summary Prospectus ï September 1, 2010	American Beacon Treasury Inflation Protected Securities Fund